Page 15 of 18 Pages


                                    EXHIBIT A

                             JOINT FILING AGREEMENT

          The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of JetBlue Airways Corporation dated as of February 14, 2003 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:  February 14, 2003              QUANTUM INDUSTRIAL PARTNERS LDC


                                       By:  /s/ Richard D. Holahan, Jr.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Attorney-in-Fact

Date:  February 14, 2003              QIH MANAGEMENT INVESTOR, L.P.

                                      By:   QIH Management LLC,
                                            its General Partner

                                      By:   Soros Private Funds Management LLC,
                                            its Managing Member

                                      By    George Soros,
                                            Its Sole Member


                                       By:  /s/ Richard D. Holahan, Jr.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Attorney-in-Fact

Date:  February 14, 2003              QIH MANAGEMENT LLC

                                      By:   Soros Private Funds Management LLC,
                                            its Managing Member

                                      By    George Soros,
                                            Its Sole Member


                                       By:  /s/ Richard D. Holahan, Jr.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Attorney-in-Fact

Date:  February 14, 2003              SOROS FUND MANAGEMENT LLC


                                       By: /s/ Richard D. Holahan, Jr.
                                           -------------------------------------
                                            Richard D. Holahan, Jr.
                                            Assistant General Counsel


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                                                             Page 16 of 18 Pages


Date:  February 14, 2003              SFM DOMESTIC INVESTMENTS LLC

                                      By:   George Soros,
                                            Its Managing Member


                                       By:  /s/ Richard D. Holahan, Jr.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Attorney-in-Fact

Date:  February 14, 2003              GEORGE SOROS


                                       By:  /s/ Richard D. Holahan, Jr.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Attorney-in-Fact